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                                                                   EXHIBIT 10.13

                                 IRISH/EMISSIONS
                               PURCHASE AGREEMENT

      THIS IS AN PURCHASE AGREEMENT by and between Irish Investments, LLC, a _________ limited liability company ("Irish"), and eMissions Testing, Inc, a Georgia corporation ("eMissions"), dated as of September 15, 2000, and by which Irish and eMissions, in consideration of the agreements set forth below (the mutuality, adequacy and sufficiency of which are hereby acknowledged), hereby agree as follows:

      1. GENERALLY AS TO PURCHASE & SALE.

            (a) PURCHASE AND SALE OF PROMISSORY NOTE. In the event the Promissory Note (as defined below) has not been paid in full by the Closing Date (as defined in Section 2), eMissions will sell to Irish, and Irish will purchase from eMissions that certain promissory note made by Beachside Commons 1, LLC in favor of eMissions in principal amount of $94,883.35 due August 2, 2000 (the "Promissory Note").

            (b) PURCHASE PRICE. The Purchase Price is the aggregate cash proceeds in connection with the sale of the first 100,000 shares of eMissions common stock, no par value per share ("eMissions Common Stock"), owned by Irish (the "Irish Shares"), which sale shall be made in accordance with the provisions of this Agreement.

      2. CLOSING. At the Closing (which will consist of the deliveries set forth below, none of which will be deemed to have been delivered unless and until all of them have been delivered, and which will occur on the 45th day following the date on which the registration statement filed by eMissions (the "Registration Statement") relating to the resale of the Irish Shares and other outstanding shares of eMissions Common Stock is declared effective by the Securities and Exchange Commission (the "Closing Date"), or as the parties will otherwise agree) the following will occur:

            (a) PURCHASE PRICE. Irish will cause to be delivered to eMissions the Purchase Price by wire transfer of immediately available funds.

            (b) DELIVERY OF NOTE. eMissions will deliver the Promissory Note to Irish.

The obligations of each party to take the foregoing actions are conditioned upon: (i) the continuing correctness in all material respects of the representations and warranties made by the other party in this Agreement and
(ii) the performance by the other party of all of its covenants and agreements in this Agreement.

      3. REPRESENTATIONS AND WARRANTIES.

            (a) BY EMISSIONS. eMissions represents and warrants to Irish on the date of this Agreement and again on and as of the date of the Closing that:


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                  (v) POWER AND AUTHORITY TO SELL: eMissions has the corporate power and authority to execute, deliver and other wise perform this Agreement and the agreements, instruments and documents to be executed and delivered by it pursuant to this Agreement.

                  (vi) DUE AUTHORIZATION AND EXECUTION: This Agreement has been, and each other agreement, instrument and document to be executed and delivered by eMissions pursuant to this Agreement will be, duly executed and delivered by eMissions and each constitutes the legal, valid and binding obligation of eMissions, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors' rights generally and the discretion of the courts in granting equitable remedies.

                  (viii) EXECUTION, DELIVERY AND PERFORMANCE PERMITTED WITHOUT
VIOLATION: The execution, delivery and performance of this Agreement is, and of the agreements, instruments and documents to be executed and delivered by eMissions pursuant to this Agreement will be, in compliance with, and is not (and will not be), assuming the giving of notice or the passage of time or both, in violation of (A) eMissions' articles of incorporation or bylaws, (B) any applicable law to which eMissions or any of its assets is subject or bound, or
(C) any contract, commitment, order, ruling or proceeding to which eMissions or any of its assets is a party, subject or bound.

                  (iv) OWNERSHIP OF PROMISSORY NOTE: eMissions owns all right, title and interest in and to the Promissory Note free and clear of all liens, encumbrances or other adverse interests.

            (b) BY IRISH. Irish hereby represents and warrants to eMissions on the date of this Agreement and again on and as of the date of the Closing:

                  (i) POWER AND AUTHORITY. Irish has the power and authority to execute, deliver and perform this Agreement and the agreements, instruments and documents to be executed and delivered by it pursuant to this Agreement.

                  (ii) AUTHORIZATION AND EXECUTION. This Agreement has been, and each other agreement, instrument and document to be executed and delivered by Irish pursuant to this Agreement will be, duly executed and delivered by Irish, and each constitutes Irish's legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency and other laws and equitable principles affecting creditors' rights generally and the discretion of the courts in granting equitable remedies.

                  (iii) OWNERSHIP OF SHARES. Irish owns all right, title and interest in and to the Irish Shares free and clear of any liens, encumbrances, adverse rights and claims of any kind whatsoever.

                  (iv) POWER AND AUTHORITY TO SELL. Irish has the power and authority to sell the Irish Shares and to deliver the proceeds to eMissions pursuant to this Agreement free and clear as provided in clause (iii) above and to execute, deliver and otherwise perform this


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Agreement and the agreements, instruments and documents to be executed and delivered by it pursuant to this Agreement.

      4. COVENANTS & AGREEMENTS.

            (a) SALE OF IRISH SHARES. Irish hereby covenants and agrees to sell the Irish Shares pursuant to the Registration Statement prior to the Closing Date and to deliver written instructions to each broker involved in the sale of the Irish Shares providing that such broker shall hold the proceeds of the sale of any Irish Shares in a brokerage account until the Closing Date and deliver such proceeds to eMissions at the direction of Irish on the Closing Date by wire transfer. Notwithstanding the foregoing, the amount of the proceeds from the sale of the Irish Shares shall not be less than the outstanding principal amount plus all accrued interest and fees due and payable on the Promissory Note as of the Closing Date.

            (b) EXPENSES. Each party to this Agreement will pay its own expenses and costs incurred in connection with the negotiation and consummation of this Agreement and the transactions contemplated by this Agreement. Notwithstanding the foregoing, Irish will pay all costs and fees in connection with the sale of the Irish Shares and the delivery of the proceeds as the Purchase Price pursuant to this Agreement.

            (c) PERFORMANCE OF OBLIGATIONS; MAINTENANCE OF REPRESENTATIONS & WARRANTIES. The parties will in good faith undertake: (i) to perform their covenants and agreements, and satisfy all conditions, in this Agreement; (ii) to cause their representations and warranties to remain true and correct; and (iii) to cause the transactions contemplated in this Agreement to be carried out promptly in accordance with the terms of this Agreement

            (d) FAILURE TO PERFORM BY IRISH. In the event the Promissory Note has not been repaid on the Closing Date and Irish fails to deliver the Purchase Price on the Closing Date, Irish hereby agrees to deliver all of the shares of eMissions Common Stock owned by Irish to eMissions on the Closing Date and to forfeit all right, title and interest in such shares in favor of eMissions.

            (e) COLLATERAL FOR PROMISSORY NOTE. Upon the execution this Agreement, Beachside Commons 1, LLC ("Beachside") shall grant to eMissions a security interest in certain of the real property and improvements owned by Beachside located at 2900 Atlantic Avenue, Fernandina Beach, Florida 32054 and to execute all necessary documents and agreements to validly create and perfect such security interest.

      5. MISCELLANEOUS.

            (a) GOOD FAITH EFFORTS; FURTHER ASSURANCES; COOPERATION. The parties will in good faith undertake to perform their obligations in this Agreement, to satisfy all conditions and to cause the transactions contemplated in this Agreement to be carried out promptly in accordance with the terms of this Agreement. Upon the execution of this Agreement and thereafter, each party will do such things as may be reasonably requested by the other party to this Agreement in order more effectively to consummate or to document the transactions


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contemplated by this Agreement. The parties will cooperate with each other and their respective counsel, accountants or designees in connection with any steps required to be taken as part of their respective rights and obligations under this Agreement.

            (b) NOTICES. Each notice, communication and delivery under this
Agreement: (i) will be made in writing signed by the party making the same; (ii) will specify the Section pursuant to which it is given; (iii) will be given either in person or by a nationally recognized next business day delivery service for next day delivery; and (iv) if not given in person, will be given to a party at the address set forth below such party's signature (or at such other address as a party may furnish to the other parties pursuant to this subsection). If notice is given pursuant to this subsection of a permitted successor or assign of a party, then notice will also thereafter be given as set forth above to such successor or assign of such party.

            (c) ASSIGNMENT. No assignment or transfer by a party of its rights and obligations under this Agreement will be made by merger or other operation of law or otherwise except with the prior written consent of the other party (which may not be unreasonably withheld or delayed).

            (d) RULES OF CONSTRUCTION. For purposes of this Agreement: (i) including and any other words or phrases of inclusion will not be construed as terms of limitation, so that references to included matters will be regarded as non-exclusive, non-characterizing illustrations; (ii) when "Section," "Subsection," or "Exhibit" is capitalized in this Agreement, such refers to such item of or to this Agreement; (iii) titles and captions of or in this Agreement are inserted only as a matter of convenience and in no way define, limit, extend or describe the scope of this Agreement or the intent of any of its provisions;
(iv) whenever the context so requires, the singular includes the plural and the plural includes the singular, and the gender of any pronoun includes the other genders; (v) each exhibit and schedule referred to in this Agreement and each attachment to any of them or this Agreement is hereby incorporated by reference into this Agreement and is made a part of this Agreement as if set out in full in the first place that reference is made to it; and (vi) acknowledging that parties have participated jointly in the negotiation and drafting of this Agreement, if an ambiguity or question of intent or interpretation arises as to any aspect of this Agreement, then it will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

            (e) SEVERABILITY. Any determination by any court of competent jurisdiction of the invalidity of any provision of this Agreement that is not essential for accomplishing its purposes will not affect the validity of any other provision of this Agreement, which will remain in full force and effect and which will be construed as to be valid under applicable law.

            (f) CONTROLLING LAW; INTEGRATION; AMENDMENT; WAIVER; REMEDIES CUMULATIVE. This Agreement is governed by, and will be construed and enforced in accordance with, the laws of the State of Georgia except the laws of that state that would render such choice of laws ineffective. This Agreement and the other agreements contemplated by this Agreement supersede all prior negotiations, agreements and understandings between the parties as to its subject matter, constitute the entire agreement between the parties as to its subject matter and


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may not be altered or amended except in writing signed by the parties. The failure of any party at any time or times to require performance of any provision of this Agreement will in no manner affect the right to enforce the same; and no waiver by any party of any provision (or of a breach of any provision) of this Agreement, whether by conduct or otherwise, in any one of more instances will be deemed or construed either as a further or continuing waiver of any such provision or breach or as a waiver of any other provision (or of a breach of any other provision) of this Agreement.

            (g) COPIES. This Agreement may be executed in two or more copies, each of which will be deemed an original, and it will not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such copies.

      DULY EXECUTED and delivered by Irish and eMissions as of September 15, 2000.

eMissions:                                    eMissions Testing, Inc
---------


                                           By: /s/ William S. Estroff
                                              ----------------------------------
                                              William S. Estroff       President
                                              ------------------


Irish:                                     Irish Investments, LLC
-----

                                           By: /s/ Joseph Powell
                                              ----------------------------------
                                           Name: Joseph Powell
                                                --------------------------------
                                           Title: Manager
                                                 -------------------------------


Accepted and Agreed to by:                 BEACHSIDE COMMON1, LLC

                                           By: /s/ Gerald F. Sullivan
                                              ----------------------------------
                                           Name: Gerald F. Sullivan
                                                --------------------------------
                                           Title: President
                                                 -------------------------------

                                           (for purposes of Section 4(e) of this
                                           Agreement)

                                      * * *


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